                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          Sensory Science Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                          SENSORY SCIENCE CORPORATION
                            7835 EAST MCCLAIN DRIVE
                           SCOTTSDALE, ARIZONA 85260
--------------------------------------------------------------------------------

                                                                   July 28, 2000

Dear fellow Sensory Science Stockholder:

     You are cordially invited to attend our 2000 Annual Meeting of Stockholders, which will begin at 8:00 a.m. local time at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona on Thursday, September 7, 2000.

     The first item of business for the meeting is the election of directors. I am delighted that Thomas F. Hartley, Jr. and Carmine F. Adimando have been nominated for new three-year terms. Mr. Hartley has served as a director since November 1991 and Mr. Adimando has served as a director since October 1996. The continuing directors, in addition to me, are Thomas E. Linnen, and William T. Walker, Jr. THE SENSORY SCIENCE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED DIRECTOR SLATE.

     The second item of business is the adoption of the Sensory Science Corporation 2000 Stock Incentive Plan. Approval of the plan will allow the Company to provide employees and others with a personal incentive to generate excellent returns to shareholders of the Company. The Company currently has an insufficient number of options available for issuance under its other plans. THE SENSORY SCIENCE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED SENSORY SCIENCE CORPORATION 2000 STOCK INCENTIVE PLAN.

     The third item of business is the adoption of the Sensory Science Corporation Nonemployee Directors' Stock Option Plan. Approval of the plan will strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as nonemployee directors of the Company. THE SENSORY SCIENCE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED SENSORY SCIENCE CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN.

     The fourth item of business is approval of an amendment to the Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of Preferred Stock. Our Certificate of Incorporation does not currently provide for the issuance of Preferred Stock. The Board of Directors believes that the authorization of Preferred Stock is in the best interests of the Company because it will provide the Board with additional flexibility in future financing and other transactional opportunities that may arise. THE SENSORY SCIENCE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PERMIT THE ISSUANCE OF PREFERRED STOCK.

     I encourage you to attend this year's Annual Meeting in person. Whether or not you plan to attend the meeting, it is critical that your shares are represented. Accordingly, please mark, date, sign and return promptly your proxy in the enclosed envelope. You may attend the meeting and vote your shares in person if you wish, even if you have previously returned your proxy.

                                          Sincerely,

                                          /s/ Roger B. Hackett
                                          ROGER B. HACKETT
                                          Chairman, Chief Executive Officer, and
                                          President

                          SENSORY SCIENCE CORPORATION
                            7835 EAST MCCLAIN DRIVE
                           SCOTTSDALE, ARIZONA 85260

                           NOTICE AND PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 7, 2000

To the Stockholders of Sensory Science Corporation:

     The 2000 Annual Meeting of Stockholders of SENSORY SCIENCE CORPORATION, a Delaware corporation, will be held at The Fairmont Scottsdale Princess, 7575 E. Princess Drive, Scottsdale, Arizona on September 7, 2000, at 8:00 a.m., local time, for the following purposes:

          1. To elect two (2) directors to the Board of Directors;

          2. To adopt the Sensory Science Corporation 2000 Stock Incentive Plan;

          3. To adopt the Sensory Science Corporation Nonemployee Directors' Stock Option Plan;

          4. To amend the Certificate of Incorporation to permit the issuance of Preferred Stock; and

          5. To act upon such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on July 26, 2000, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, BY VOTING IN PERSON AT THE ANNUAL MEETING, OR BY SUBMITTING A LATER DATED PROXY.

     Admission to the Annual Meeting is limited to stockholders or their proxies. Stockholders who hold their shares in "Street" name (shares registered under a broker, bank, or other nominee institution's name) will be admitted to the meeting upon presentation of a written affidavit or statement from the registered institution showing beneficial ownership as of the July 26, 2000 record date. The Annual Meeting will not be open to the public.

                                          By Order of the Board of Directors

                                          /s/ Thomas E. Linnen
                                          THOMAS E. LINNEN
                                          Executive Vice President, Corporate
                                          Planning and Chief Financial Officer,
                                          Secretary, Treasurer

Scottsdale, Arizona
July 28, 2000

                          SENSORY SCIENCE CORPORATION
                            7835 EAST MCCLAIN DRIVE
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 998-3400

                                PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors (the "Board") of SENSORY SCIENCE CORPORATION (the "Company") in connection with the Annual Meeting of Stockholders to be held at The Fairmont Scottsdale Princess, 7575 E. Princess Drive, Scottsdale, Arizona on September 7, 2000, at 8:00 a.m., local time. The proxy materials were first mailed on or about July 28, 2000, to shareholders of record at the close of business on July 26, 2000 (the "Record Date"). As of June 16, 2000, there were outstanding 14,359,978 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock is entitled to one vote on each matter of business to be considered at the Annual Meeting.

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE
COMPANY. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the meeting and voting in person,
(ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company, which notice shall have been received by the Secretary prior to commencement of voting at the Annual Meeting.

     The Company will pay the cost of the proxy solicitation made by the Board, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition, directors, officers, or employees of the Company may solicit proxies by mail, personal interview, telephone, telegraph or facsimile transmission without additional compensation.

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made in the proxy, the shares represented by the proxy will be voted for the election of the nominee for directors named below, for the adoption of the Sensory Science Corporation 2000 Stock Incentive Plan (the "Employee Plan"), and for the adoption of the Sensory Science Corporation Nonemployee Directors' Stock Option Plan (the "Directors' Plan"). With respect to any other matters, except for the amendment to the Certificate of Incorporation to permit the issuance of Preferred Stock, that may properly come before the meeting, or any adjournment thereof, the proxy will be voted at the discretion of the person(s) named in the proxy.

     The director candidates receiving the greatest number of votes cast at the meeting will be elected. The proposed adoption of the Employee and Directors' Plans requires the affirmative vote of a majority of the voting power of the Common Stock represented at the meeting. The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding Common Stock. All other proposals that properly come before the meeting require the affirmative vote of a majority of the voting power of the Common Stock represented at the meeting. Abstentions are counted as present at the meeting for proposals, but because they are not affirmative votes for the fourth proposal, they would have the same effect as a vote against the fourth proposal. Broker non-votes are not considered present at the meeting for particular proposals for which the broker withheld authority.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO IS ENTITLED TO VOTE AT THE MEETING AND WHO MAKES A WRITTEN REQUEST FOR SUCH, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide for a classified Board of Directors that is divided into three classes. Each year the stockholders elect directors for terms of up to three years. Two members of the Board are to be elected at the 2000 Annual Meeting.

                             NOMINEES FOR ELECTION

     The Board has nominated Thomas F. Hartley, Jr. and Carmine F. Adimando for election as directors for terms expiring at the 2003 Annual Meeting of Stockholders.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                          FOR THE FOLLOWING NOMINEES:

FOR A TERM EXPIRING AT THE 2003 ANNUAL MEETING

     THOMAS F. HARTLEY, JR., age 50, has served as a director of the Company since November 1991 and is Chairman of the Compensation Committee of the Board of Directors and serves on the Audit Committee of the Board of Directors. Mr. Hartley is currently a managing director of Marsh USA Inc., a subsidiary of Marsh & McLennan Companies, Inc. (NYSE: MMC) which is an insurance brokerage and consulting firm headquartered in New York City with over 200 offices worldwide. Prior to joining Johnson & Higgins (a predecessor company to Marsh USA Inc.) in 1983, Mr. Hartley was Assistant Vice President with Marsh USA Inc. in Phoenix and New York, and an officer in the U.S. Navy's nuclear submarine program. Mr. Hartley is on the boards of directors of various community and professional organizations, including the Phoenix Economic Club, the Arizona Property Casualty Guarantee Fund, and the Arizona State University Center for Services Marketing & Management. He is also a member of Valley Leadership and the Arizona State University Business School Dean's Council of 100. Mr. Hartley received a Bachelor of Science Degree from the U.S. Naval Academy and a Masters in Business Administration from New York University.

     CARMINE F. ADIMANDO, age 56, has served as a director of the Company since October 1996 and is Chairman of the Audit Committee of the Board of Directors and serves on the Compensation Committee of the Board of Directors. Mr. Adimando is currently Chairman and President of CARMCO Investments, LLC, a private investment and financial advisory firm. Prior to founding CARMCO Investments in 1996, Mr. Adimando was Vice President of Finance and Administration, Treasurer, and Chief Financial Officer of Pitney Bowes, Inc., where he also served as President of Pitney Bowes International Holdings, Inc. and as Chief Executive Officer of The Wheeler Group until it was sold in 1992. Prior to joining Pitney Bowes in 1979, Mr. Adimando held positions with American Airlines, Burndy Corporation, and Deloitte, Haskins & Sells. Mr. Adimando currently serves as Chairman of Cordillera Asset Management and as a director of Globalnet Inc., a facilities-based provider of high-quality voice, fax and other value-added applications over an Internet-protocol based network, and CNF Technologies, Inc., a designer, manufacturer and marketer of portable computer peripherals and accessories for laptop computers. He also serves on the Board of Trustees of Manhattanville College and the Board of Overseers of the University of Connecticut School of Business. Mr. Adimando received a Bachelor of Science Degree in Accounting from St. John's University, graduated from the Senior Financial Management Program at Stanford University's Graduate School of Business, and is a Certified Public Accountant.

                              CONTINUING DIRECTORS

TERMS EXPIRING AT THE 2001 ANNUAL MEETING

     THOMAS E. LINNEN, age 54, has served as a director of the Company since August 1993. Since June 1999, Mr. Linnen has served as Executive Vice President, Corporate Planning and Chief Financial Officer, Secretary and Treasurer for the Company. From 1996 until he joined the Company, Mr. Linnen was Senior Vice President of Corporate Development and Strategic Planning of Hypercom Corporation (NYSE: HYC), a manufacturer of point-of-sale terminals and computer networking products based in Phoenix, Arizona. From 1987 until he joined Hypercom, Mr. Linnen was Vice President of Finance, Secretary, Treasurer and a director of Continental Circuits Corp. (NASDQ: CCIR), a manufacturer of circuit boards. Mr. Linnen also serves as a director of Innovonics, Inc., a privately-owned company that developed and markets PC Pay security products that facilitate secure credit, debit, and smart card transactions from a personal computer. Mr. Linnen received a Bachelor of Science Degree in Business Administration from the University of Wisconsin and is a Certified Public Accountant.

     WILLIAM T. WALKER, JR., age 68, has served as a director of the Company since August 1993 and serves on the Compensation and Audit Committees of the Board of Directors. Mr. Walker is Chairman and President of Walker Associates, a Beverly Hills, California-based corporate finance consulting firm which he founded in 1985. Mr. Walker has over forty years of experience in the capital markets industry and currently serves as a member of the board of directors of Aviation Distributors, Inc. and Supralife International, Inc. Mr. Walker has been a member of the board of the Securities Industry Association, Chairman of the California District Securities Industry Association, Governor of the Pacific Stock Exchange, President of the Bond Club of Los Angeles, and a member of the American Stock Exchange Advisory Committee. Mr. Walker graduated from Culver Military Academy and attended Stanford University.

TERMS EXPIRING AT THE 2002 ANNUAL MEETING

     ROGER B. HACKETT, age 49, was first elected to the Board of Directors in December 1992 and joined the Company as President and Chief Operating Officer in January 1993. In March 1994, Mr. Hackett was elected Chief Executive Officer and Chairman of the Board. Prior to joining the Company as President, Mr. Hackett served as Senior Vice President, Corporate Affairs, of Serving Software Inc., a Minneapolis, Minnesota-based provider of computer software used in the health care industry. In 1986, Mr. Hackett founded the CAMS division of ATI Medical, Inc., a provider of "critical care" medical equipment, and over six years developed CAMS into one of the leading providers of bar-code-based information systems for the health care industry. In 1992, Mr. Hackett negotiated the sale of the CAMS division to Serving Software. He also served as a director of Serving Software from January 1993 until September 1994 when Serving Software was acquired by HBO & Co., a health care information systems company. Mr. Hackett also serves as a director of Microtest, Inc (Nasdaq: MTST) a producer of network test and measurement products and network storage and application servers. Mr. Hackett received a Bachelor of Science Degree in Business Administration from Ohio State University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended March 31, 2000, the Board met seven times. The Board has standing Audit and Compensation committees. No director attended fewer than 75% of the (1) total number of meetings of the Board of Directors held in the most recent fiscal year and (2) total number of meetings held by all committees on which that Director served in the most recent fiscal year.

REPORT OF THE AUDIT COMMITTEE

     During the fiscal year ended March 31, 2000, the Audit Committee consisted of Messrs. Adimando (Chairman), Walker and Hartley all of whom are considered "independent" pursuant to the American Stock Exchange listing standards. The Committee is responsible for evaluating the Company's system of accounting controls and approving the scope of the annual audit. The Committee has adopted a written charter for the Committee, which is attached as Appendix A. The Committee met twice during the fiscal year ended March 31, 2000. The Committee has reviewed and discussed the audited financial statements with management and the Company's auditors and recommended to the Company's Board of Directors that the audited financial statements for the fiscal year ended March 31, 2000 be included in the Company's Annual Report and Form 10-K. The Committee has also received the written disclosures and the letter from its independent accountants as required by Independence Standards Board Standard No. 1 and has confirmed the auditor's independence.

                                          AUDIT COMMITTEE
                                          Carmine F. Adimando, Chairman
                                          William T. Walker
                                          Thomas F. Hartley, Jr.

COMPENSATION COMMITTEE

     During the fiscal year ended March 31, 2000, the Compensation Committee consisted of Messrs. Hartley (Chairman), Adimando, and Walker. The Committee acts on matters related to executive officer compensation and grants of stock options pursuant to the Company's stock option plans. The Compensation Committee met four times during the fiscal year ended March 31, 2000.

     All non-employee directors of the Company receive an annual retainer fee of $15,000. All directors, including employee directors, also receive an annual grant of options to purchase Common Stock from the 1991 Nonstatutory Directors' Stock Option Plan (the "1991 Directors' Plan"). The Board of Directors and stockholders of the Company adopted the 1991 Directors' Plan effective November 1, 1991. The 1991 Directors' Plan provides for the automatic annual grant of stock options to directors serving as of September 1 of each year. On that date, the Chairman is granted options to purchase 20,000 shares of Common Stock and each other director is granted options to purchase 10,000 shares of Common Stock. The 1991 Directors' Plan also provides for an initial grant of options upon a director's commencement of service. The number of options granted is equal to 10,000 multiplied by a fraction, the numerator of which is the number of full calendar months from the date the Director was first appointed or elected to the Board to the following September 1st and the denominator of which is 12. The exercise price for all options is the fair market value of the Common Stock on the date of grant. Each option expires on the 10th anniversary date of its grant unless earlier terminated in accordance with the 1991 Directors' Plan.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Thomas F. Hartley, Jr., a director of the Company and Chairman of the Compensation Committee and member of the Audit Committee, is a managing director of Marsh USA Inc. Marsh USA Inc. is an insurance brokerage firm that obtains bids from and administers the Company's relations with commercial insurance carriers. During fiscal 2000, Marsh USA Inc. was paid $208,746 in insurance premiums by the Company.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

  Compensation Committee Role

     As part of its function, the Compensation Committee reviews the Company's executive compensation programs to ensure they (i) are competitive with companies of comparable size and complexity and those within the consumer electronics equipment industry; (ii) reflect both stockholders' and participants' best interests; (iii) are responsive to both short and long-term corporate and individual performance goals; and (iv) provide the necessary incentives for the executives to further stockholders' financial interests in the Company. In performing this review, the Committee utilizes compensation data collected from industry association studies on compensation and corporate performance data provided by the Company. This data includes information concerning a peer group of companies which the Company considers its primary competitors for both executive talent and business opportunities. These peer companies for executive talent are not identical to the group of companies identified under the section "Stock Performance Graph". The groups are not the same because compensation data was obtained from trade studies which did not disclose individual company participants and also included privately-owned competitors which do not have publicly-traded common stock results to incorporate into the stock performance chart.

  Compensation Philosophy

     The Company's executive compensation philosophy, which serves as the foundation of the total compensation package, is based on the following principals:

     - Programs must be supportive of the Company's strategic business objectives and thereby stockholders' financial interests in the Company.

     - A significant ownership interest in the Company by senior executives promotes those behaviors and actions that will result in an alignment of stockholder and management interests.

     - The total compensation package for executive officers should be competitive with those of an appropriate peer group of companies and reflect the Company's performance against that peer group.

     - Variable pay, in the form of annual incentives and long-term stock-based compensation, is intended to create an incentive for superior performance from executive officers.

  Base Salaries

     Initially, base salaries for executive officers are set based upon a review of the responsibility level of each position and the relative pay levels for comparable positions at peer companies. Base salaries may be periodically increased as a result of an individual assuming increased responsibilities, as a result of competitive data indicating a meaningful change in base pay levels among peer companies or as a result of the Board of Directors increasing performance objectives and goals for the individual executive officer or the Company.

  Annual Incentives

     In making determinations to award incentive payments, the Compensation Committee reviews a variety of Company performance measures as well as the individuals' objectives and accomplishments. The source and amount of the annual incentives to be paid to the Company's executives is subjective, with consideration to revenue, operating income, net income, return on equity, and various other quantitative and qualitative assessments. The annual incentive payment for the Chief Executive Officer is based on a percentage of pre-tax profit of the Company for a given fiscal period plus subjective components. During fiscal 2000, payments were not made under this plan.

  Long-Term Incentives

     The Company's current method of providing long-term incentive compensation opportunities to its executive officers is through the use of stock options. Stock options allow the recipient to purchase shares of the Company's Common Stock at a specified price that is not less than its fair market value on the grant date during a fixed period of time following the grant date. This period has typically been ten years. The Company believes that this form of long-term incentive is presently the best vehicle by which to link stockholder and management interests because value is provided to recipients only if the Company's stock price increases.

     The Compensation Committee is the administrator of the Company's stock option plans and has the authority to approve awards to executive officers and employees. The level of the awards granted is subjective and reflects the relative impact which a recipient is expected to have on future corporate results. In making this determination, the Committee considers the number of options held by the executive officer and the dilution effect such grants may have on existing stockholders.

  Chief Executive Officer's Compensation and Company Performance

     The Compensation Committee completed an individual performance review of the Chief Executive Officer addressing such issues as the Company's financial performance for the fiscal year ended March 31,

2000. The Committee determined that Mr. Hackett far exceeded his strategic goals for fiscal 2000, met his operational goals and did not meet his financial goals. Most notable strategically were Mr. Hackett's accomplishments in effectively deploying the Company's diversification strategy and enhancing business development. Sensory Science Corporation was honored as the number one high definition television provider by the Inside Track Newsletter, named the number one MP internet audio player provider by Time Digital magazine, introduced the Cal Audio surround process and amp system, debuted the Pro Copy System, entered into licensing agreements with Victor Company of Japan, Ltd. ("JVC") and THOMPSON multimedia, and established other new business relationships. As a result of the performance review and after giving consideration to factors listed above in establishing executive compensation, the Committee set his base salary effective May 29, 2000 at $315,000, did not award a performance bonus, and is currently evaluating a Common Stock option grant.

  Section 162(m) of the Internal Revenue Code

     The Committee has reviewed the Company's compensation plans in light of the Internal Revenue Code relating to the disallowance of deductions for compensation in excess of $1.0 million to certain executive officers. All compensation paid to executive officers for the fiscal year ended March 31, 2000 is deductible. The Committee does not believe that Section 162(m) limitations will apply to compensation to be paid in fiscal 2001.

                                          COMPENSATION COMMITTEE
                                          Thomas F. Hartley, Jr., Chairman
                                          Carmine F. Adimando
                                          Thomas E. Linnen
                                          William T. Walker, Jr.

SUMMARY COMPENSATION TABLE

     The following table shows, for the fiscal years ended March 31, 2000, 1999, and 1998, the compensation of the Chief Executive Officer and all executive officers of the Company with compensation exceeding $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                          -------------
                                                  ANNUAL COMPENSATION      SECURITIES
                                                  --------------------     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                        SALARY      BONUS      OPTIONS/SAR'S    COMPENSATION
IN FISCAL 2000                            YEAR      ($)         ($)            (#)            ($)(1)
---------------------------               ----    --------    --------    -------------    ------------
Roger B. Hackett........................  2000    $280,000    $      0        75,000(2)      $15,875
  Chairman, Chief Executive Officer,      1999    $250,000    $ 65,000        80,000(2)      $16,124
  President, and Chief Operating Officer  1998    $230,000    $135,000        65,000(2)      $10,219
Ralph F. Palaia.........................  2000    $190,000    $      0        35,000         $64,024(4)
  Senior Vice President,                  1999    $175,000    $ 35,000             0         $ 8,902
  Sales & Marketing                       1998    $ 53,846    $ 25,000       100,000         $ 1,848
Stephen G.T. Maine......................  2000    $180,000    $      0        25,000         $11,021
  Senior Vice President &                 1999    $144,615    $ 35,000       100,000         $17,959(3)
  Chief Technology Officer                1998
Edward J. Brachocki.....................  2000    $155,000    $      0        35,000         $11,539
  Senior Vice President,                  1999    $130,000    $ 30,000        30,000         $11,208
  Corporate Development                   1998    $120,000    $ 60,000        40,000         $ 9,677
Thomas E. Linnen........................  2000    $148,154    $      0       150,000(2)      $21,533(5)
  Executive Vice President, Corporate     1999                                10,000(2)
  Planning & Chief Financial Officer,     1998                                 7,500(2)
  Secretary, Treasurer

---------------
NOTE: Certain columns have been excluded because the information called for therein is not applicable to the Company or the individuals named above for the periods indicated.

(1) Amounts shown are Company contributions to the Sensory Science, Inc. 401(k) Savings Plan, an employee retirement savings plan, and automobile expense allowances of $15,000 per annum (2000 and 1999) and $9,000 per annum (1998) for Mr. Hackett, $6,000 per annum (2000 and 1999) for Messrs. Palaia and Maine, and $7,800 per annum (2000 and 1999) and $6,000 per annum (1998) for Mr. Brachocki and $9,000 (2000) for Mr. Linnen.

(2) Includes annual option grants from the 1991 Non-Statutory Directors' Stock Option Plan (the "1991 Directors' Plan") pursuant to stockholder-approved plan rules. Options granted under the Directors' Plan totaled 20,000 shares for each of 2000 and 1999 and 15,000 shares for 1998 for Mr. Hackett. In addition, options granted under the 1991 Directors' Plan totaled 10,000 shares for each of 2000 and 1999 and 7,500 shares for 1998 for Mr. Linnen.

(3) Includes $11,054 in imputed interest at 8.25% per annum for a $535,941 loan made by the Company on July 29, 1998 and repaid in full on October 29, 1999 to facilitate Mr. Maine's exercise of employee stock options from his previous employer.

(4) Includes $52,112 for a moving allowance paid during fiscal 2000 and $2,681 of imputed interest on a relocation bridge loan as more fully described in "Certain Transactions".

(5) Includes $10,000 of loan repayment forgiveness and $4,125 in imputed interest on an employment loan as more fully described in "Certain Transactions".

     Non-cash personal benefits payable to executive officers during the fiscal year ended March 31, 2000 did not exceed, in the aggregate, the lesser of 10% of the cash compensation or $50,000 for any individual officer.

STOCK OPTIONS

     The following tables set forth grants of options to purchase shares of Common Stock of the Company made to the executive officers named in the Summary Compensation Table who served during the fiscal year ended March 31, 2000. The tables also set forth the potential realizable value of these options assuming a 5% and 10% compounded appreciation in the market value of the stock over the term of the option grants.

             OPTION GRANTS IN THE FISCAL YEAR ENDED MARCH 31, 2000

                               INDIVIDUAL GRANTS
                         ------------------------------                              POTENTIAL REALIZABLE VALUE
                            NUMBER         % OF TOTAL                                 AT ASSUMED ANNUAL RATES
                         OF SECURITIES    OPTIONS/SAR'S                                    OF STOCK PRICE
                          UNDERLYING       GRANTED TO      EXERCISE                       APPRECIATION FOR
                           OPTIONS/         EMPLOYEES       PRICE                           OPTION TERM
                             SAR'S         IN THE 2000       PER       EXPIRATION    --------------------------
NAME                        GRANTED        FISCAL YEAR      SHARE         DATE           5%             10%
----                     -------------    -------------    --------    ----------    -----------    -----------
Roger B. Hackett.......      55,000            8.2%        $1.6875      12/16/09      $ 58,368       $147,919
                             20,000            3.0%        $2.9375       9/01/09      $ 36,948       $ 93,632
Ralph F. Palaia........      35,000            5.2%        $1.6875      12/16/09      $ 37,144       $ 94,130
Stephen G.T. Maine.....      25,000            3.7%        $1.6875      12/16/09      $ 26,531       $ 67,236
Edward J. Brachocki....      35,000            5.2%        $1.6875      12/16/09      $ 37,144       $ 94,130
Thomas E. Linnen.......     100,000           14.9%        $2.3120       5/18/09      $145,400       $368,473
                             10,000            1.5%        $2.9375       9/01/09      $ 18,474       $ 46,816
                             40,000            5.9%        $1.6875      12/16/09      $ 42,450       $107,578

     The options granted to the individuals listed above were made at the fair market value of the Company's Common Stock on the date of grant. Options held by Mr. Hackett to acquire 20,000 shares and by Mr. Linnen to acquire 10,000 shares, both at an exercise price of $2.9375 per share, will be fully vested following a six-month holding period. The remaining options vest equally at the end of eighteen month and three year holding periods.

OPTION EXERCISES AND HOLDINGS

     The following table summarizes option exercises during the fiscal year ended March 31, 2000 by the executive officers named in the Summary Compensation Table and unexercised options held by these individuals on March 31, 2000.

  AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                                  SECURITIES           VALUE OF
                                                                  UNDERLYING          UNEXERCISED
                                                                  UNEXERCISED        IN-THE-MONEY
                                                                  OPTIONS AT          OPTIONS AT
                              SHARES ACQUIRED                     3/31/00(#)          3/31/00(1)
                                ON EXERCISE         VALUE        EXERCISABLE/        EXERCISABLE/
NAME                           (# OF SHARES)     REALIZED($)     UNEXERCISABLE       UNEXERCISABLE
----                          ---------------    -----------    ---------------    -----------------
Roger B. Hackett............        --               --         665,000/ 55,000    $920,625/$ 99,688
Ralph F. Palaia.............        --               --         125,000/ 35,000    $178,906/$ 63,438
Stephen G.T. Maine..........        --               --         100,000/ 25,000    $100,000/$ 45,313
Edward J. Brachocki.........        --               --         185,080/ 35,000    $337,590/$ 63,438
Thomas E. Linnen............        --               --          65,000/140,000    $ 75,156/$191,300

---------------
(1) The closing price of the Company's Common Stock as reported for March 31, 2000 on the American Stock Exchange Composite Tape was $3.50.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company has a Separation Agreement with Roger B. Hackett. The Agreement provides that if Mr. Hackett's employment were terminated, he would be entitled to receive:

          (a) in the event that his employment is terminated as a result of a "takeover" of the Company, he would receive 2.99 times his annual base salary in a lump sum payment;

          (b) in the event that the Company's Board initiates his separation (absent a "takeover"), he would be entitled to receive payments equal to two times his gross annual base salary in effect at the time of separation payable in equal installments over twenty-four months. During the time of such payments, he would also receive all standard employee benefits including health insurance;

          (c) in the event he initiates separation with a minimum of ninety days notice, he would receive payments equal to (i) 0.125 times each year of employment after his first, to a maximum multiplier of one; plus (ii) 1/2, multiplied by his annual base salary in effect at the time of separation. Payments would be payable in equal installments timed to coincide with the Company's regular payroll. As of July 28, 2000, with seven years of service, Mr. Hackett is entitled to receive his base salary for sixteen months under this provision. During the time of such payments, he would also receive all standard employee benefits including health insurance.

     The Agreement provides for the extension of the right to exercise options to purchase Common Stock for the maximum period, not to exceed seven years, permitted by the plans under which such options were granted. The Agreement continues in full force and effect during the life of the Company or its successors and/or assigns, unless amended or terminated with the consent of both parties.

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the yearly change since March 1995 in cumulative return on the Common Stock of the Company to the AMEX Broad Market Index and a Company-constructed Industry Peer Index. The Industry Peer Index shown below is comprised of companies competing either solely or substantially within the consumer electronics industry with common stock or ADR's traded on an exchange within the United States. Each company's stock performance is weighted within the Industry Peer Index by its relative market capitalization. The graph assumes $100 was invested on March 31, 1995 and shows the cumulative total return for the fiscal years ended March 31, 1996, 1997, 1998, 1999 and 2000.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                       AMONG SENSORY SCIENCE CORPORATION,
                  THE AMEX MARKET VALUE INDEX AND A PEER GROUP
[TOTAL RETURN ANALYSIS GRAPH]

Total Return Analysis                                 Sensory Science Corp.             Peer Group
3/95                                                                    100                    100
3/96                                                                  59.49                 102.28
3/97                                                                  82.63                  94.12
3/98                                                                 135.51                  90.05
3/99                                                                 132.21                 101.55
3/00                                                                 185.09                 173.15

Total Return Analysis                                   AMEX Total Return
3/95                                                                  100
3/96                                                                122.9
3/97                                                               120.51
3/98                                                                  168
3/99                                                                166.7
3/00                                                                239.6

          * $100 INVESTED ON 3/31/95 IN STOCK OR INDEX -
           INCLUDING REINVESTMENT OF DIVIDENDS.
           FISCAL YEAR ENDING MARCH 31.

     Companies comprising the Industry Peer Index are: Audiovox Corp., Boston Acoustics Inc., Carver Corp., Cobra Electronics Corp., Harman International Industries Inc., Hitachi Ltd., Koss Corp., Matsushita Electronics Industries Ltd., Philips Electronics NV, Pioneer Electronic Corp., Recoton Corp., Sanyo Electronics Ltd., Sony Corp., and Wells Gardner Electronics Group.

                                   PROPOSAL 2
                          SENSORY SCIENCE CORPORATION
                           2000 STOCK INCENTIVE PLAN

     The Board of Directors of the Company has approved, and recommends that the shareholders approve, the adoption of the Sensory Science Corporation 2000 Stock Incentive Plan (the "Employee Plan") for employees, officers and executives of, and consultants and advisors to, the Company and any subsidiary. The Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Shares, and Performance-Based Awards.

     The Board believes that using long-term incentives under the Employee Plan will be beneficial to the Company as a means to promote the success and enhance the value of Sensory Science Corporation by linking the personal interests of its employees, officers, executives, consultants and advisors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Employee Plan, if approved by shareholders, will have an effective date of June 15, 2000. The following summary of the Employee Plan is qualified in its entirety by reference to the Employee Plan, a copy of which in included at the end of this Proxy Statement as Exhibit A.

ADMINISTRATION

     The Employee Plan will be administered by either the Board or a committee appointed by the Board consisting of at least two (2) non-employee directors who also qualify as "outside directors" under section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). If the Board does not appoint a Committee, any reference herein to the Committee shall be to the Board.

     This committee will have the exclusive authority to administer the Employee Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to waive any performance restrictions with respect to any performance-based awards.

ELIGIBILITY

     Persons eligible to participate in the Employee Plan include all employees, officers, and executives of, and consultants and advisors to, the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board, but excluding directors who are not employees. As of July 28, 2000, there were approximately 100 employees of the Company and its subsidiaries.

LIMITATION ON AWARDS AND SHARES AVAILABLE

     An aggregate of 1,300,000 shares of the Company's Common Stock are available for grant under the Employee Plan. The maximum number of shares of Stock that may be subject to one or more awards to a single participant under the Employee Plan during any fiscal year is 500,000. The maximum number of shares of Company Common Stock payable in the form of performance-based awards for a performance period is 500,000 or if such performance-based compensation is payable in cash, the maximum amount payable will be determined by multiplying 500,000 by the fair market value of one share of Stock on the first day of the performance period. As of July 13, 2000, the closing price of the Company's Common Stock on the American Stock Exchange Composite Tape was $3.00 per share.

DESCRIPTION OF THE AVAILABLE AWARDS

  Incentive Stock Options

     An ISO is a stock option that satisfies the requirements specified in
Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

     An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code.

     If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

     In the event an optionee exercises an ISO using Common Stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

     The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

  Non-Qualified Stock Options

     An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

     No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company will be entitled to a corresponding tax deduction.

     Upon a subsequent sale or other disposition of Common Stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to the Company.

  Stock Appreciation Rights

     An SAR is the right granted to an employee to receive that appreciation in the value of a share of Common Stock over a certain period of time. Under the Employee Plan, the Company may pay that amount in cash, in Common Stock, or in a combination of both.

     A recipient who receives an SAR award is not subject to tax at the time of the grant and the Company is not entitled to a tax deduction by reason of such grant. At the time such award is exercised, the recipient must in include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the Common Stock on the date of grant and the fair market value of the Common Stock on the date the SAR is exercised). The Company is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the associate in the amount recognized upon exercise of the SARs.

  Performance Shares

     Under the Employee Plan, the Committee may grant performance share units to eligible individuals. Typically, each performance share unit will be deemed to be the equivalent of one share of Stock. A recipient of a Performance Share Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved.

  Restricted Stock Awards

     Under the Restricted Stock feature of the Employee Plan, an eligible individual may be granted a specified number of shares of Common Stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the recipient violates with any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the Stock is forfeited.

     A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the Stock at the time the restrictions lapse. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse.

     Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the Common Stock in income in the year the award is granted. This election is made under
Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

     The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the Common Stock in income when awarded. If the recipient makes a
Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date of grant. The character of such capital gain or loss will depend upon the period the Restricted Common Stock is held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date the restrictions lapsed.

  Performance-Based Awards

     Grants of performance-based awards under the Employee Plan enable the Committee to treat restricted stock and performance share awards granted under the Employee Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Because Section 162(m) of the Code only applies to those employees who are "covered employees," as defined in Section 162(m) of the Code, only covered employees are eligible to receive performance-based awards. Covered employees include the Company's Chief Executive Officer and the four other most highly compensated officers.

     Participants for any given performance period are only entitled to receive payment for a performance-based award for such period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a Participant will have to be employed on the last day of the performance period in order to be eligible for a performance-based award for that period.

  Section 162(m)

     Section 162(m) of the Code generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Employee Plan and that are intended to qualify as performance-based compensation will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

AMENDMENT AND TERMINATION

     The Committee, subject to approval of the Board, may terminate, amend, or modify the Executive Incentive Employee Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary or desirable to comply with any applicable law, regulation, or stock exchange rule.

CHANGE OF CONTROL

     In the event of a change of control of the Company: (i) all options and other share based awards granted under the Employee Plan shall become immediately exercisable; (ii) any restriction periods and restrictions imposed on restricted stock will lapse; (iii) the target value attainable under all performance units and other performance-based awards shall be deemed to have been fully earned. Under the Employee Plan, a change in control occurs upon any of the following events: (a) any person (other than any employee benefit plan) becoming the beneficial owner of 50% or more of the Company's Common Stock; (b) during any two-year period, the persons who are on the Company's Board of Directors at the beginning of such period and any new person elected by two-thirds of such directors cease to constitute a majority of the persons serving on the Board of Directors; or (c) the Company's shareholders approve (1) a merger or consolidation of the Company with another corporation where the Company is not the surviving entity other than a merger in which the Company's stockholders before the merger have the same proportionate ownership after the merger, (2) a plan of complete liquidation or dissolution, or (3) any sale, lease, or other transfer of 80% or more of the Company's assets, other than pursuant to a sale-leaseback, structured finance or other form of financing transaction.

VOTE REQUIRED

     Adoption of the Employee Plan requires approval by holders of a majority of the outstanding shares of Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2, THE ADOPTION OF THE SENSORY SCIENCE CORPORATION 2000 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3
                          SENSORY SCIENCE CORPORATION
                    NONEMPLOYEE DIRECTOR'S STOCK OPTION PLAN

     The Company's Board of Directors has approved and recommends that the stockholders approve the adoption of the Sensory Science Corporation Nonemployee Directors' Stock Option Plan (the "Directors' Plan"), for non-employee directors of the Company. The Directors' Plan authorizes two types of automatic grants of nonqualified stock options to all non-employee directors of the Company. Currently, the Company's Board of directors is composed of three non-employee directors. The total number of shares of Common Stock available for awards under the Directors' Plan is 750,000. The closing price for the Company's Common Stock on July 13, 2000, as reported on the American Stock Exchange Composite Tape, was $3.00 per share.

     The Board believes that adoption of the Directors' Plan will promote the success and enhance the value of the Company by (i) strengthening the Company's ability to attract and retain the services of experienced and knowledgeable persons as non-employee directors of the Company, and (ii) linking the personal interest of non-employee directors to those of the Company's shareholders. The Directors' Plan, if approved by shareholders, will be effective as of the date adopted by the Board.

     The Board of Directors of the Company or a committee, appointed by the Board, will administer the Directors' Plan, and provides for initial option grants to purchase 50,000 shares as of the fifth business day after the public release of the Company's Results of Operations for the quarter ending June 30, 2000 and annual option grants to purchase 10,000 shares of the Company's Common Stock in subsequent years. The following summary of the Directors' Plan is qualified in its entirety by reference to the Directors' Plan, a copy of which is included at the end of this proxy statement as Exhibit B.

STOCK OPTIONS

     Under the Plan, a non-employee director is entitled to two types of option grants.

     The first is the initial option grant under which the non-employee director who is a director on the date the Directors' Plan is adopted will be granted an option to purchase 50,000 shares as of the fifth business day after the public release of the Company's Results of Operations for the quarter ending June 30, 2000. These initial option grants are immediately exercisable and the exercise price is equal to the fair market value of the per share price of the Company's Common Stock on the date of grant.

     The second type of option grant is the annual option grant under which the non-employee director beginning in 2001 and thereafter will be granted an option to purchase 10,000 shares of the Company's Common Stock on the third business day following the public release of the Company's annual earnings release. The annual option grants are immediately vested and exercisable. The exercise price of the annual option grant is equal to the fair market value of the per share price of the Company's Common Stock on the date of grant. The unexercised options will be exercisable for one year after ceasing to be a director.

     The grant of an option to a non-employee director under the Directors' Plan will not produce any taxable income to the director, and the Company will not be entitled to a deduction at that time. On the date the option is exercised, the director will recognize ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The Company is entitled to a corresponding deduction in the same amount and in the same year in which the director recognizes income.

VOTE REQUIRED

     Adoption of the Plan requires approval by holders of a majority of the outstanding shares of Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3, THE SENSORY SCIENCE CORPORATION NONEMPLOYEE DIRECTOR'S STOCK OPTION PLAN.

                                   PROPOSAL 4
                    TO AMEND THE SENSORY SCIENCE CORPORATION
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously adopted and submitted to the stockholders for approval an amendment to the Certificate of Incorporation (the "Preferred Stock Amendment") to authorize the issuance by the Company of up to 5,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). The text of the Preferred Stock Amendment is attached hereto as Exhibit C and is incorporated herein by reference.

     The Board of Directors believes that authorization of the Preferred Stock is in the best interests of the Company and its stockholders. The Board believes that it is advisable to authorize Preferred Stock and have it available to provide flexibility to the Company to pursue transactions in the future that may be beneficial to the Company. Such transactions may include public or private offerings of shares for cash, other financing alternatives, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable that, in the future, may be deemed to be feasible and in the best interests of the Company. If such shares are approved now and therefore available for issuance, the Board would have the flexibility to issue shares of Preferred Stock in such transactions without stockholder approval at the time of such a transaction.

     The Company has no arrangements, agreements, understandings, or plans at the present time for the issuance of Preferred Stock and no assurances can be given that any offering or issuance of Preferred Stock will be effected.

     The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Thus, if the Preferred Stock Amendment is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to 5,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's stockholders.

     It is not possible to determine the actual effect of the Preferred Stock on the rights of the stockholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights; (iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

POSSIBLE ANTI-TAKEOVER EFFECTS

     Although the Board of Directors has no present intention of doing so, it could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, and thus make more difficult the removal of management, even if it may be beneficial to the interests of the shareholders. For example, when in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the Board could issue shares of Preferred Stock to purchasers favorable to the Board of Directors to create voting or other impediments to discourage persons seeking to gain control of the Company. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person, including shareholders, or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders generally and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock held by the holders of Common Stock.

OTHER ANTI-TAKEOVER PROVISIONS

     The Company's Certificate of Incorporation and Bylaws already contain other provisions that have anti-takeover effects in addition to this proposal to authorize the issuance of Preferred Stock. The Company's Certificate of Incorporation authorizes the Board of Directors to create a stock option plan to create and issue shares of stock of the Company, rights or options entitling directors, officers or employees of the Company to purchase shares of the Company's capital stock. In addition, the Company has adopted a shareholder rights plan. Such plans could be used to make more difficult or discourage an attempt to obtain control of the Company. The Company's Bylaws provide for classification of Directors to serve for staggered terms. A classified Board makes it more difficult for stockholders to change the majority of directors.

     The proposal to provide for the issuance of Preferred Stock is not part of a plan by the Company to make more difficult or discourage an attempt to obtain control of the Company.

DISSENTERS' RIGHTS

     Pursuant to Delaware corporate law, the Company's stockholders are not entitled to dissenters' rights of appraisal with respect to the Preferred Stock Amendment.

PREEMPTIVE RIGHTS

     Pursuant to the Company's Certificate of Incorporation, the Company's stockholders are not entitled to preemptive rights to subscribe for shares of Preferred Stock.

CUMULATIVE VOTING

     Pursuant to the Company's Certificate of Incorporation, the Company's stockholders are not entitled to cumulative voting.

VOTE REQUIRED

     Approval of Proposal 4 to amend the Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of Preferred Stock requires the affirmative vote of a majority of the outstanding Common Stock of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4 TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of July 28, 2000, concerning shares of Common Stock beneficially owned by each stockholder known by the Company to be the beneficial owner of more than five percent of the Common Stock, by directors, named executive officers, and by all directors and executive officers of the Company as a group. The address of each beneficial owner is 7835 East McClain Dr.,

Scottsdale, Arizona, 85260. The information presented is based upon information furnished to the Company by the beneficial owners.

                                                             SHARES BENEFICIALLY OWNED
                                                             -------------------------
                                                                             SHARES       PERCENT OF
                                                                           UNDERLYING     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES        OPTIONS         SHARES
------------------------------------                         ---------    ------------    -----------
Roger B. Hackett...........................................    26,000         665,000         4.8%
Thomas E. Linnen...........................................     1,600          65,000         0.5%
Ralph F. Palaia............................................    17,000         125,000         1.0%
Stephen G.T. Maine.........................................        --         100,000         0.7%
Edward J. Brachocki........................................     2,000         185,080         1.3%
Carmine F. Adimando........................................   183,000          35,833         1.5%
Thomas F. Hartley, Jr. ....................................    14,100          78,000         0.6%
William T. Walker, Jr. ....................................     3,000          65,000         0.5%
                                                              -------       ---------        ----
Eight (8) officers and directors as a group................   246,700       1,318,913        10.9%
                                                              =======       =========        ====

                              CERTAIN TRANSACTIONS

     Certain transactions involving Thomas F. Hartley, Jr., a director of the Company, are described in Compensation Committee Interlocks and Insider Participation above.

     During June 1999, the Company loaned $50,000 to Thomas E. Linnen when he joined the Company as Executive Vice President, Corporate Planning and Chief Financial Officer, Secretary and Treasurer. As part of the terms of this loan, $10,000 in repayment is forgiven for each year of completed service with the Company. As of July 28, 2000, a total of $10,000 in repayments has been forgiven.

     On September 9, 1999, the Company entered into a relocation bridge loan agreement with Ralph F. Palaia, Senior Vice President of Marketing and Sales, for $65,000. This loan is to be repaid to the Company with interest in lieu of any bonus payments earned by Mr. Palaia. Mr. Palaia is liable for the outstanding loan balance and accrued interest should his employment be terminated. The loan plus accrued interest is currently outstanding.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Employee stock options granted on December 16, 1999 to the following executive officers, Messrs. Hackett, Palaia, Maine, Brachocki and Linnen, were reported during July 2000 on Form 4. These grants should have been reported on Form 4 during January 2000. With this exception and based solely on its review of the copies of such forms received by it, the Company believes that all filing requirements applicable to its directors, officers, and greater-than-10% beneficial owners were complied with during the fiscal year ending March 31, 2000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The principal independent public accounting firm utilized by the Company during the fiscal year ending March 31, 2000 was Deloitte and Touche, independent certified public accountants (the "Auditors"). It is presently contemplated that the Auditors will be retained as the principal accounting firm to be utilized by the Company during the current fiscal year. It is anticipated that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

                            REPORTS TO STOCKHOLDERS

     The Company has mailed this Notice and Proxy Statement and a copy of its 2000 Annual Report to each stockholder entitled to vote at the Annual Meeting. Included in the 2000 Annual Report are the Company's financial statements for the fiscal year ended March 31, 2000. The Company's 2000 Annual Report is not to be regarded as proxy soliciting material.

                           PROPOSALS BY STOCKHOLDERS

     Any stockholder proposal which is intended to be presented at the next annual meeting must be received at the Company's principal executive offices by no later than April 2, 2001, if such proposal is to be considered for inclusion in the Company's Proxy Statement and Form of Proxy relating to such meeting.

                                 OTHER BUSINESS

     The meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board of Directors is not presently aware of any business to be transacted other than the business described in the Notice.

                                   APPENDIX A
                          SENSORY SCIENCE CORPORATION
                            AUDIT COMMITTEE CHARTER

I. GENERAL

     The Audit Committee is a committee of the Board of Directors of the Company. Its primary function is to assist the Board of Directors in overseeing the Company's financial reporting process, including the quality and integrity of the Company's financial reports and system of internal controls. The Company's outside auditor is ultimately accountable to the Board of Directors and the Audit Committee.

II. COMPOSITION

     The Audit Committee will consist of three or more directors. No member of the Audit Committee may have a relationship with the Company that may interfere with his or her exercise of independence from management and the Company. Each member must also satisfy any additional "independence" requirements established by the American Stock Exchange from time to time. Each member must be financially literate, as the Company's Board of Directors interprets such qualification in its business judgment. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board of Directors interprets such qualification in its business judgment.

III. MEETINGS

     The Committee will meet at least three times annually, or more frequently as circumstances dictate. The Committee may meet for a portion of each meeting with the Company's management, controller, and the outside auditor, either collectively or individually, as warranted, and a portion of each meeting will be restricted to Committee members only.

IV. AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

     1. Encourage open communication among the internal auditors, the outside auditor, management, and the Board of Directors.

     2. Review any matters brought to the Audit Committee's attention regarding financial, ethical, or legal matters.

     3. Evaluate the outside auditor and recommend to the Board of Directors the selection, and where appropriate, the replacement of the outside auditor (or to recommend to the Board of Directors the outside auditor to be nominated for shareholder approval in any proxy statement).

     4. Ensure that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the outside auditor and the Company, engage in a dialogue with the outside auditor with respect to any disclosed relationship that may impact the objectivity and independence of the outside auditor, and recommend to the Board of Directors that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     5. Review the compensation of the outside auditor.

     6. Maintain an awareness of key financial reporting issues and review proposed changes in financial reporting rules affecting the Company.

     7. On at least an annual basis, inquire of management and the outside auditor about:

          (a) the significant risks or exposures to the Company and assess the steps management has taken to minimize these risks; and

          (b) legal, environmental, and tax liabilities.

     8. Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

     9. Consider and review with the outside auditor:

          (a) The adequacy of the Company's internal controls; and

          (b) Any related significant findings and recommendations of the outside auditor, together with management's responses.

     10. Review with management and the outside auditor at the completion of the annual audit:

          (a) The Company's annual financial statements and related footnotes;

          (b) The outside auditor's audit of the financial statements and its report thereon;

          (c) Any significant changes required in the outside auditor's audit plan;

          (d) Any serious difficulties or disputes with management encountered during the course of the audit; and

          (e) Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

     11. Prepare for inclusion in the Company's proxy statement any report required by Securities and Exchange Commission rules or regulations.

     12. Annually review this Audit Committee Charter and, if appropriate, recommend changes to the Board of Directors.

                     [This page intentionally left blank.]

                                   EXHIBIT A

                          SENSORY SCIENCE CORPORATION
                           2000 STOCK INCENTIVE PLAN

                                   ARTICLE 1

                                    PURPOSE

     1.1 General. The purpose of the Sensory Science Corporation 2000 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of Sensory Science Corporation (the "Company") by linking the personal interests of its employees, officers, and executives of, and consultants and advisors to, the Company to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, and executives of, and consultants and advisors to, the Company upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1 Effective Date. The Plan is effective as of June 15, 2000 (the "Effective Date"). Within 12 months of the Effective Date, the Plan must be approved by the Company's shareholders. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws or by written consent of a majority of the Company's shareholders in lieu of a meeting. Any awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before the Plan is approved by the shareholders as provided above. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

                                   ARTICLE 3

                          DEFINITIONS AND CONSTRUCTION

     3.1 Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, or Performance-Based Award granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Cause" means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the Participant (i) fails to substantially perform his duties (other than as a result of Disability), after the Board or the executive to which the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties; (ii) engages in willful misconduct or gross negligence that is materially injurious to the Company or a Subsidiary; (iii) breaches his duty of loyalty to the Company or a Subsidiary; (iv) unauthorized removal from the premises of the Company or a Subsidiary of a document (of any media or form) relating to the Company or a Subsidiary or the customers of the Company or a Subsidiary; or (v) commits a felony or a serious crime involving moral turpitude. Any rights the Company or any of its Subsidiaries may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or any of its Subsidiaries may have under any other agreement with the Participant or at law or in equity. If, subsequent to a Participant's termination of employment or services, it is discovered that such Participant's employment or services could have been terminated for Cause, the Participant's employment or services shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

          (e) "Change of Control" means any of the following:

             (1) any merger of the Company in which the Company is not the continuing or surviving entity, or pursuant to which the common stock of the Company would be converted into cash, securities, or other property other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger;

             (2) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 80% of the assets or earning power of the Company and its subsidiaries (taken as a whole), other than pursuant to a sale-leaseback, structured finance, or other form of financing transaction;

             (3) the shareholders of the Company approve any plan or proposal for liquidation or dissolution of the Company;

             (4) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than any employee benefit plan of the Company or any subsidiary of the Company or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company's outstanding common stock; or

             (5) during any period of two consecutive years, individuals who at the beginning of such period shall fail to constitute a majority of the Board at the end of such period, unless the election, or the nomination for election by the Company's shareholders, of any new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means the committee of the Board described in Article
     4.

          (h) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

          (i) "Disability" shall mean (unless otherwise defined in an employment agreement between the Company or any of its Subsidiaries and the Participant or in the Participant's Award Agreement) any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease, or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the

     Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

          (n) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Participant" means a person who, as a member of the Board, employee, officer, or executive of, or consultant or advisor providing services to, the Company or any Subsidiary, has been granted an Award under the Plan.

          (q) "Performance-Based Awards" means the Performance Share Awards and Restricted Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (r) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre-or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

          (s) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

          (t) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

          (u) "Performance Share" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (v) "Plan" means the Sensory Science Corporation 2000 Stock Incentive Plan.

          (w) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (x) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to
     Article 13.

          (y) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (z) "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1 Committee. The Plan shall be administered by the Board or a Committee appointed by, and which serves at the discretion of, the Board. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Board does not appoint a Committee.

     4.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants to receive Awards;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any provisions related to non-competition and recapture of gain on an Award, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan.

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (j) Interpret the terms of, and any matter arising under, the Plan or any Award Agreement;

          (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 1,300,000.

     5.2 Lapsed Awards. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

     5.3 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during the Company's fiscal year shall be 500,000.

                                   ARTICLE 6

                         ELIGIBILITY AND PARTICIPATION

     6.1  Eligibility.

     (a) General. Persons eligible to participate in this Plan include all employees, officers, and executives of, and consultants and advisors to, the Company or a Subsidiary, as determined by the Committee.

     (b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 5.1 of the Plan.

     6.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

                                   ARTICLE 7

                                 STOCK OPTIONS

     7.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant Options (other than Options that are intended to be Incentive Stock Options or Options that are intended to qualify as performance-based compensation under Code Section 162(m)) with an exercise price of less than Fair Market Value on the date of grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant's employment or services are terminated for Cause.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     7.2 Incentive Stock Options. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the following circumstances.

             (1) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

             (2) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant's death or Disability, unless otherwise provided in the Award Agreement.

             (3) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's termination of employment on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option under the applicable laws of descent and distribution.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (e) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1 Grant of Sars. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of a share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE SHARES

     9.1 Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2 Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3 Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 11

                            PERFORMANCE-BASED AWARDS

     11.1 Purpose. The purpose of this Article 11 is to provide the Committee the ability to qualify the Performance Share Awards under Article 9 and the Restricted Stock Awards under Article 10 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this
Article 11 shall control over any contrary provision contained in Articles 9 or 10.

     11.2 Applicability. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this
Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     11.3 Discretion of Committee with Respect to Performance Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

     11.4 Payment of Performance Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     11.5 Maximum Award Payable. The maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is 500,000 shares of Stock, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying 500,000 by the Fair Market Value of one share of Stock as of the date of grant of the Performance-Based Award.

                                   ARTICLE 12

                        PROVISIONS APPLICABLE TO AWARDS

     12.1 Stand-Alone and Tandem Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     12.2 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     12.3 Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     12.4 Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     12.5 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

     12.6 Beneficiaries. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     12.7 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

     12.8 Acceleration Upon a Change of Control. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

                                   ARTICLE 13

                          CHANGES IN CAPITAL STRUCTURE

     13.1  General.

     (a) Shares Available for Grant. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

     (b) Outstanding Awards -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

     (c) Outstanding Awards -- Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     (d) Outstanding Awards -- Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (1) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise of such Award; or

          (2) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award.

     (e) Outstanding Awards -- Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 13, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (f) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     14.2 Awards Previously Granted. Except as otherwise provided in the Plan, including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15

                               GENERAL PROVISIONS

     15.1 No Rights to Awards. No Participant , employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With the Committee's consent, a Participant may elect to have the Company withhold from those Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company's applicable federal, state, local and foreign income and employment tax withholding obligations.

     15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10 Fractional Shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.11 Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.

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                                       36

                                   EXHIBIT B

                          SENSORY SCIENCE CORPORATION
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE 1

                      ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment of the Plan. Sensory Science Corporation hereby establishes the Sensory Science Corporation Nonemployee Directors' Stock Option Plan (the "Plan") for the benefit of its Nonemployee Directors. The Plan sets forth the terms of grants of Nonqualified Stock Options to Nonemployee Directors. All such grants are subject to the terms and provisions set forth in this Plan.

     1.2 Purpose of the Plan. The purpose of the Plan is to encourage ownership in the Company by Nonemployee Directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as Nonemployee Directors of the Company, and to provide Nonemployee Directors with a further incentive to work for the best interests of the Company and its stockholders.

     1.3 Effective Date. The Plan is effective as of the date approved by the Board (the "Effective Date"), subject to approval by the Company's Shareholders. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws or by written consent of a majority of the Company's shareholders in lieu of a meeting. Any awards granted under the Plan prior to shareholder approval are effective when made, but no Award may be exercised or settled and no restrictions relating to any Award may lapse before the Plan is approved by the shareholders as provided above. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

     1.4 Duration of the Plan. The Plan shall remain in effect until such time as the Plan is terminated by the Board of Nonemployee Directors pursuant to
Article 7 or Section 8.4.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. For purposes of the Plan, the following terms will have the meanings set forth below:

          (a) "Award" means a grant of Nonqualified Stock Options under the Plan.

          (b) "Board" or "Board of Directors" means the Board of Directors of the Company, and includes any committee of the Board of Directors designated by the Board to administer this Plan.

          (c) "Change of Control" means and includes each of the following:

             (1) any merger of the Company in which the Company is not the continuing or surviving entity, or pursuant to which the common stock of the Company would be converted into cash, securities, or other property other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger;

             (2) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 80% of the assets or earning power of the Company and its subsidiaries (taken as a whole), other than pursuant to a sale-leaseback, structured finance or other form of financing transaction;

             (3) the shareholders of the Company approve any plan or proposal for liquidation or dissolution of the Company;

             (4) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than any employee benefit plan of the Company or any subsidiary of the Company or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company's outstanding common stock; or

             (5) during any period of two consecutive years, individuals who at the beginning of such period shall fail to constitute a majority of the Board at the end of such period, unless the election, or the nomination for election by the Company's shareholders, of any new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee appointed by the Board to administer the Plan.

          (f) "Company" means Sensory Science Corporation, or any successor as provided in Section 8.3.

          (g) "Disability" means any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease, or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor provision.

          (i) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (j) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company and who is not also an employee of the Company.

          (k) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6, that is not intended to be an incentive stock option qualifying under Section 422 of the Code.

          (l) "Option" means a Nonqualified Stock Option granted under the Plan.

          (m) "Participant" means a Nonemployee Director of the Company who has been granted an Award under the Plan.

          (n) "Stock" means the shares of the Company's Common Stock described in the Company's Certificate of Incorporation.

     2.2 Gender and Number. Except as indicated by the context, any masculine term also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     2.3  Severability of Provisions.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board, and the remaining provisions of the Plan or actions by Board shall be construed and enforced as if the invalid provision or action had not been included or undertaken.

     2.4 Incorporation By Reference. In the event this Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed automatically to be incorporated by reference herein, insofar as Participants subject to Section 16 of the Exchange Act are concerned.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 The Committee. The Plan will be administered by the Committee, subject to the restrictions set forth in the Plan.

     3.2 Administration by the Committee. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner that is consistent with the Plan's provisions. However, the Committee does not have the power to determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of Awards to be made under the Plan to any Participant or take any action that would result in the Plan not being treated as a "formula plan" within the meaning of Rule 16b-3 or any successor provision, promulgated pursuant to the Exchange Act.

     3.3 Decisions Binding. The Committee's determinations and decisions under the Plan, and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

                                   ARTICLE 4

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. The total number of shares of Stock available for grant under the Plan may not exceed 750,000, subject to adjustment as provided in Section 4.3. The shares issued pursuant to the exercise of Options granted under the Plan may be authorized and unissued Stock or Stock reacquired by the Company, as determined by the Committee.

     4.2 Lapsed Awards. If any Option granted under the Plan terminates, expires, or lapses for any reason, any shares subject to purchase pursuant to such Option again will be available for grant under the Plan.

     4.3 Adjustments in Authorized Shares. In the event a stock split or stock dividend is declared upon the Stock, the shares of Stock available for grant under the Plan and the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. Subject to Section 6.11, in the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of shares of another corporation, whether through reorganization, recapitalization, stock split-up, or combination of shares, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 5

                         ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Eligibility to participate in the Plan is limited to Nonemployee Directors.

     5.2 Actual Participation. All eligible Nonemployee Directors shall receive a grant of Options pursuant to Article 6.

                                   ARTICLE 6

                                GRANT OF OPTIONS

     6.1 Initial Grant. Each individual who is a Nonemployee Director on the date this Plan is adopted by the Company's Board of Directors shall be granted an Option to purchase 50,000 shares of Stock as of the fifth business day after the public release of the Company's Results of Operations for the quarter ending June 30, 2000. The specific terms of the Options are subject to the provisions of this Article 6 and the Option Agreement executed pursuant to Section 6.3.

     6.2 Annual Grant. Each individual who is a Nonemployee Director on the third business day after the Company's annual earnings release beginning with fiscal year 2001 and through and including fiscal year 2010, shall be granted an Option as of such date to purchase 10,000 shares of Stock, subject to the limitations on the number of shares that may be awarded under the Plan. The specific terms of the Options are subject to the provisions of this Article 6 and the Option Agreement executed pursuant to Section 6.3.

     6.3 Option Agreement. The grant of Options will be evidenced by an Option Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

     6.4 Option Exercise Price Per Share. The Option exercise price per share under the Options granted pursuant to Section 6.1 and Section 6.2 shall be the Fair Market Value of such Stock on the date of grant (the "Exercise Price").

     6.5  Duration of Options.  Each Option granted to a Participant under this
Article 6 shall expire on the tenth (10th) anniversary date of the date of grant, unless the Option is earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan.

     6.6 Vesting of Options Subject to Exercise. The Options granted to the Participants under this Article 6 shall vest and become exercisable on the date of grant.

     6.7 Payment. Options are exercised by delivering a written notice of exercise to the Secretary of the Company, setting forth the number of Options to be exercised and accompanied by a payment equivalent to the product of the number of Options exercised multiplied by the Exercise Price (the "Total Exercise Price"). The Total Exercise Price is payable:

          (a) in cash or its equivalent;

          (b) by tendering previously acquired shares of Stock having a Fair Market Value at the time of exercise equal to the Total Exercise Price; or

          (c) by a combination of (a) and (b).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, stock certificates in an appropriate amount based upon the number of shares purchased pursuant to the exercise of the Options.

     6.8 Restrictions on Share Transferability. To the extent necessary to ensure that Options granted under this Article 6 comply with applicable law, the Board shall impose restrictions on the transferability of any Stock acquired pursuant to the exercise of an Option under this Article 6, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock.

     6.9 Termination of Service on Board of Nonemployee Directors due to Death or Disability. To the extent an Option is exercisable as of the date of death or Disability, it shall remain exercisable for one year after the date of death or Disability by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons as shall have acquired the Participant's Options by will or by the laws of descent and distribution. Any Option that is vested but not exercised during this one-year period after death or Disability shall be immediately forfeited to the Company.

     6.10 Termination of Service on Board of Directors for Other Reasons. To the extent an Option is exercisable as of the date a Participant's service on the Board is terminated for any reason other than for death or Disability, it shall remain exercisable for one year after the date the Participant's service on the Board terminates. Any Option that is not exercised during this one year period after termination of service shall be immediately forfeited to the Company.

     6.11 Limitations on the Transferability of Options. Unless the Board provides otherwise, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will, the laws of descent and distribution, or under any other circumstances allowed by the Board.

     6.12 Change of Control. If a Change of Control occurs, all outstanding Options shall become fully exercisable. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

                                   ARTICLE 7

                    AMENDMENT, MODIFICATION, AND TERMINATION

     7.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Section 7.1, the Committee may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval is required for any Plan amendment that would materially increase the benefits to Participants or the number of securities that may be issued, or materially modify the eligibility requirements in the Plan.

     7.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

                                   ARTICLE 8

                                 MISCELLANEOUS

     8.1 Indemnification. Each individual who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to assume and defend the same before he or she undertakes to defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     8.2 Beneficiary Designation. Each Participant under the Plan may name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     8.3 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     8.4 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, terminate, amend, or modify the Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

     8.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Arizona.

     8.6 Fractional Shares. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

                                   EXHIBIT C

                     PROPOSED AMENDMENT TO THE CERTIFICATE
                              OF INCORPORATION OF
                          SENSORY SCIENCE CORPORATION

     Section 4 of the Certificate of Incorporation of the Company shall be amended to read as follows:

          "The total number of shares of capital stock that the Company shall have authority to issue is: Fifty-five million (55,000,000) shares, consisting of Fifty Million (50,000,000) shares of common stock, $.001 par value each (the "Common Stock") and Five Million (5,000,000) shares of preferred stock, $.001 par value each (the "Preferred Stock").

          Designation of Classes; Relative Rights, etc. The designation, relative rights, preferences and limitations of the shares of the Preferred Stock are as follows:

          The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issuance of such shares of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Company; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of capital stock of the Company at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issuance of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of, any outstanding shares of capital stock of the Company and (h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issuance of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of shares of Preferred Stock.

          Subject to the provisions of any applicable law or of the By-laws of the Company as from time to time amended, with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law or by the resolution or resolutions providing for the issuance of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his or her name on the books of the Company. Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of shares of Preferred Stock, the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Company available for distribution to its stockholders.

          Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Company, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine."

                                     PROXY

                          SENSORY SCIENCE CORPORATION
                            7835 EAST MCCLAIN DRIVE
                           SCOTTSDALE, ARIZONA 85260

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SENSORY SCIENCE CORPORATION

    The undersigned hereby appoints Roger B. Hackett and Thomas E. Linnen, or any one of them acting in the absence of the other with full powers of substitution, the true and lawful attorneys and proxies for the undersigned and to vote, as designated below, all shares of Common Stock of Sensory Science Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sensory Science Corporation to be held on Thursday, September 7, 2000, or at any postponement or adjournment thereof, with the same effect as if the undersigned was (were) present and voting the stock on all matters set forth in the Notice and Proxy Statement for the Annual Meeting of Stockholders, dated September 7, 2000, as directed below.

1. Proposal 1 -- Election of Directors. The Board of Directors recommends a vote for the nominees listed below:

    Thomas F. Hartley, Jr.                  Carmine F. Adimando

    [ ] VOTE FOR ALL [ ] WITHHOLD AUTHORITY FOR ALL [ ] FOR ALL EXCEPT NOMINEE WRITTEN BELOW:

--------------------------------------------------------------------------------

2. Proposal 2 -- The adoption of the Sensory Science Corporation 2000 Stock Incentive Plan for employees, officers and executives of, and consultants and advisors to, the Company and any subsidiary. The Board of Directors recommends a vote for Proposal 2.

    [ ] VOTE FOR             [ ] ABSTAIN            [ ] VOTE AGAINST

3. Proposal 3 -- The adoption of the Sensory Science Corporation Nonemployee Directors' Stock Option Plan for non-employee directors of the Company. The Board of Directors recommends a vote for Proposal 3.

    [ ] VOTE FOR             [ ] ABSTAIN            [ ] VOTE AGAINST

                  (continued, and to be signed, on other side)

                          (continued from other side)

4. Proposal 4 -- The approval of an amendment to the Certificate of Incorporation to authorize the issuance by the Company of up to 5,000,000 shares of preferred stock, $.001 par value. The Board of Directors recommends a vote for Proposal 4.

    [ ] VOTE FOR             [ ] ABSTAIN            [ ] VOTE AGAINST

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE DIRECTED, IF NO SPECIFICATION IS MADE IN THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF THE SENSORY SCIENCE CORPORATION 2000 STOCK INCENTIVE PLAN IN PROPOSAL 2, AND FOR THE ADOPTION OF THE SENSORY SCIENCE CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN IN PROPOSAL 3. WITH RESPECT TO ANY OTHER MATTERS, EXCEPT FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PERMIT THE ISSUANCE OF PREFERRED STOCK, THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, THE PROXY WILL BE VOTED AT THE DISCRETION OF THE PERSON(S) NAMED IN THE PROXY.

    THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS.

                                          Dated                           , 2000
                                            ------------------------------------

                                          --------------------------------------
                                                       SHAREHOLDER

                                          --------------------------------------
                                                       JOINT OWNER

                                          Please date and sign exactly as your
                                          name or names appear herein. Person
                                          signing in a fiduciary capacity or as
                                          corporate officers should sign as
                                          indicated.